SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
                             ----------------------

                                   FORM 8-K/A

                Current Report Pursuant to Section 13 or 15(d) of

                       The Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): December 12, 2001


                            TREMOR ENTERTAINMENT INC.
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               (Exact Name of Registrant as Specified in Charter)


          Nevada                    33-20185                     87-0454377
          ------                    --------                     ----------
(State or Other Jurisdiction       (Commission                (IRS Employer
      of Incorporation)             File No.)              Identification No.)


2621 West Empire Avenue, Burbank, California                               91504
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(Address of Principal Executive Offices)                              (Zip Code)

                                 (818) 729-0020
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               Registrant's telephone number, including area code


                                New Systems, Inc.
            3040 Commercial Boulevard, Fort Lauderdale, Florida 33308
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          (Former Name or Former Address, if Changed Since Last Report)

ITEM 4. CHANGES IN CERTIFYING ACCOUNTANT

        On January 11, 2002, Baum & Company, P.A. ("Baum") resigned as the independent accountant for Tremor Entertainment, Inc. f/k/a New Systems, Inc., a Nevada Corporation ("the Company"). The Company's board of directors accepted Baum's resignation. Baum was the public accountant to the Company for the period from August 7, 2001 through and including January 11, 2002 during which the Company acquired all of the business operations of Tremor Games, Inc. f/k/a Tremor Entertainment, Inc., a California corporation ("Tremor"), the wholly-owned subsidiary of the Company, in the Merger. During the period preceding the resignation of Baum, there were no disagreements with Baum regarding any matters of accounting principles or practices, financial statement disclosure or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Baum, would have caused Baum to make reference to the subject matter of the disagreements in connection with any report it might have issued on the financial statements of the Company. Baum issued no report on the Company's financial statements containing an adverse opinion, disclaimer of opinion or was qualified or modified for any other reason. The Company requested that Baum furnish it with a letter addressed to the Securities and Exchange Commission stating whether it agrees with the above statements. The letter, dated January 14, 2002, has been filed as an exhibit to this current report on Form 8-K.

        Effective January 14, 2002, the Company engaged BDO Seidman, LLP ("BDO Seidman") as the Company's independent public accountants. The appointment of BDO Seidman as the Company's independent public accountants was approved by the Company's board of directors. Prior to BDO Seidman's appointment as independent public accountants, the Company did not consult with BDO Seidman regarding the application of accounting principles to a specified transaction, either contemplated or proposed, the type of audit opinion that might be rendered on the Company's financial statements or any disagreement or reportable event raised in connection with the Company's former independent public accountants. BDO Seidman was the auditor of Tremor prior to their appointment as auditors of the Company.

ITEM 7. EXHIBITS.

        (c) Exhibits

            16.1 Letter from Baum & Company, P.A. re: termination as certifying accountant.


                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


Dated: January 15, 2002          Tremor Entertainment, Inc.


                                  By: /s/ Steven Oshinsky
                                      ______________________________
                                      Name: Steven Oshinsky
                                      Title: President (duly authorized officer)

                                  EXHIBIT INDEX

Exhibit No.       Description
-----------       -----------

16.1 Letter of Baum & Company, P.A. re: termination as certifying accountant.

BAUM & COMPANY, P.A.
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                                                    CERTIFIED PUBLIC ACCOUNTANTS






January 14, 2002

Securities and Exchange Commission
Washington, D.C.  20549


Re:     Tremor Entertainment, Inc. f/k/a New Systems, Inc.

We have read the statements that Tremor Entertainment, Inc. f/k/a New Systems, Inc. (the "Registrant") has made in its Form 8-K dated January 14, 2002 regarding changes in the Registrant's auditors. We agree with the statements made therein.


/s/ Joel S. Baum, C.P.A.


Joel S. Baum, C.P.A.
Baum & Company, P.A.

















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